                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  June 9, 1997
                                                -------------------------------

                              Armor Holdings, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           0-18863                     59-3392443
-------------------------------------------------------------------------------
State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


       13386 International Parkway, Jacksonville, Florida           32218
-------------------------------------------------------------------------------
             (Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code        (904) 741-5400
                                                  -----------------------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

GORANDEL TRADING LIMITED

         On June 9, 1997, Armor Holdings, Inc. (the "Company") acquired 50% of the issued ordinary share capital of Gorandel Trading Limited (the "GTL Shares"), a corporation organized under the laws of Cyprus ("GTL") for an aggregate purchase price of $2.37 million. DSL (Overseas) Limited ("DSL Overseas"), an indirect wholly-owned subsidiary of the Company, owns the other 50% of the issued ordinary share capital of GTL. Upon consummation of the acquisition, the Company owned (either directly or through subsidiaries) all of the issued and outstanding ordinary share capital of GTL. GTL provides specialized security services throughout Russia and Central Asia. These security services encompass detailed threat assessments, security planning, security training, the provision, training and supervision of specialist manpower and other services.

         The Company acquired the GTL Shares pursuant to the terms of a Share Acquisition Agreement dated June 9, 1997 between the Company, Strontian Holdings Limited ("Strontian"), Alpha-A Limited ("Alpha-A") and others (the "Purchase Agreement"). In connection with the transactions contemplated by the Purchase Agreement, the Company, among other things, acquired the GTL Shares from Strontian and members of its management in exchange for: (i) 28,794 shares of the Company's common stock, $.01 par value per share (the "Common Stock") valued at approximately $300,000; (ii) $470,000 in cash paid at closing; and
(iii) $600,000 in cash to be paid on September 30, 1997, subject to the satisfaction of certain conditions. In addition, pursuant to an agreement dated June 9, 1997 between the Company and certain members of senior management of GTL (the "Additional Agreement"), the Company delivered an additional $100,000 in cash at closing and 86,382 shares of Common Stock valued at $900,000 to the senior management of GTL.

         As part of the Company's acquisition of GTL, Defence Systems Limited ("Defence Systems"), a corporation incorporated under the laws of the United Kingdom and an indirect wholly-owned subsidiary of the Company, agreed to make available to Strontian a loan of $200,000, subject to the satisfaction of certain conditions (the "Strontian Loan"). The Strontian Loan carries interest at a rate equal to LIBOR plus 2% per annum. The Strontian Loan shall be repaid on the date falling six calendar months from the date Strontian borrows money under the Strontian Loan. Amounts owed by Strontian under the Strontian Loan may be offset by certain sums which may be due to Strontian from the Company pursuant to the terms of the Purchase Agreement. As security for the Strontian Loan, Strontian and certain members of Strontian management pledged the 28,794 shares of Common Stock received pursuant to the terms of the Purchase Agreement.

         The cash portion of the GTL acquisition was funded from working capital of the Company.

         The foregoing description of the Purchase Agreement, the Additional Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete texts of such agreements included as exhibits to this Form 8-K. Capitalized terms not otherwise defined shall have their respective meanings as set forth in such agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

         (a) and (b) Financial Statements and Pro Forma Financial Information.

         It is impracticable at this time for the Company to provide the financial statements that may be required to be included herein. The Company hereby undertakes to file such required financial statements and pro forma financial information as soon as practicable, but in no event later than August 25, 1997.

         (c) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

EXHIBIT  DESCRIPTION
-------  -----------

2.1 Share Acquisition Agreement, dated as of June 9, 1997, between the Company, Strontian, Alpha-A Limited, and others.

10.1 Agreement, dated June 9, 1997, between the Company and members of senior management of GTL.

10.2     Taxation Indemnity, dated June 9, 1997, by Strontian in favor of the
         Company.

10.3 Services Agreement, dated June 9, 1997, between GTL, Alpha-A and others.

10.4     Service Agreement, dated June 9, 1997, between GTL and Mikhail
         Golovatov.

10.5 Deed of Covenant, dated June 9, 1997, between the Company, Defence Systems, DSL Overseas, GTL and Igor Orekhov.

10.6 Deed of Covenant, dated June 9, 1997, between the Company, Defence Systems, DSL Overseas, GTL and Mikhail Golovatov.

10.7     Loan Agreement, dated June 9, 1997, between Strontian and Defence
         Systems.

10.8 Stock Pledge Agreement, dated June 9, 1997, between Defence Systems, Strontian, Mikhail Golovatov and Igor Orekhov.

10.9 Termination Agreement of a Joint Venture Agreement relating to GTL, dated June 9, 1997, between DSL Overseas, Strontian, GTL, Defence Systems and Alpha-A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARMOR HOLDINGS, INC.


                                       /s/ Jonathan M. Spiller
                                       ----------------------------------------
                                       Jonathan M. Spiller
                                       President and Chief Executive Officer

                                       Dated:  June 24, 1997

                                 EXHIBIT INDEX


         The following exhibits are filed herewith:

EXHIBIT  DESCRIPTION
-------  -----------

2.1 Share Acquisition Agreement, dated as of June 9, 1997, between the Company, Strontian, Alpha-A Limited, and others.

10.1 Agreement, dated June 9, 1997, between the Company and members of senior management of GTL.

10.2     Taxation Indemnity, dated June 9, 1997, by Strontian in favor of the
         Company.

10.3 Services Agreement, dated June 9, 1997, between GTL, Alpha-A and others.

10.4     Service Agreement, dated June 9, 1997, between GTL and Mikhail
         Golovatov.

10.5 Deed of Covenant, dated June 9, 1997, between the Company, Defence Systems, DSL Overseas, GTL and Igor Orekhov.

10.6 Deed of Covenant, dated June 9, 1997, between the Company, Defence Systems, DSL Overseas, GTL and Mikhail Golovatov.

10.7     Loan Agreement, dated June 9, 1997, between Strontian and Defence
         Systems.

10.8 Stock Pledge Agreement, dated June 9, 1997, between Defence Systems, Strontian, Mikhail Golovatov and Igor Orekhov.

10.9 Termination Agreement of a Joint Venture Agreement relating to GTL, dated June 9, 1997, between DSL Overseas, Strontian, GTL, Defence Systems and Alpha-A.